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                                 UNITED STATES
                       SECURITEIS AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

                       February 5, 2008 (January 31, 2008)
                Date of Report (Date of earliest event reported)


                            WILSON CREEK MINING CORP.
             (Exact name of registrant as specified in its charter)



       Nevada                      333-1140143                    11-3790847
 (State or other                  (Commission                   (IRS Employer
   jurisdiction                   File Number)               Identification No.)
 of incorporation)

                               30 East 29th Street
                                    Suite 204
                               New York, NY 10016
                             Attn: Fredrick Schulman

               (Address of Principal Executive offices)(Zip Code)


                                 (619) 977-7971
               (Registrant's telephone number Including area code)


                                108 Landis Avenue
                          Chula Vista, CA 91910 (Former
              name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01  Changes of Control of Registrant

      On January 31, 2008, a change of control of the Registrant occurred. Pursuant to a Stock Purchase Agreement (the "SPA"), Robert Woods, the sole officer and a Director of the Registrant sold a total of 2,000,000 shares of common stock of the Registrant to Tricon Holdings, LLC, a Florida limited liability company(the "Purchaser"). The total consideration paid to Richard Miller for the shares was $75,000, which was paid from the Purchaser's own funds. Pursuant to the SPA, the Purchaser acquired approximately 57.1% of the voting common stock of the Registrant. In subsequent transactions, the Purchaser acquired an additional 1,257,000 shares of the Registrant's common stock. As a result of all of these transactions, the Purchaser now owns an aggregate of 93% of the shares of the Registrant's issued and outstanding common stock.

      The Manager of the Purchaser is Emel Yesil, the sister of Engin Yesil, who, as described below, is the sole officer and Director of the Registrant.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On January 31, 2008, the Board of Directors appointed Engin Yesil to be President (sole officer) and sole Director of the Registrant, effective upon the resignation of Robert Woods as the sole officer and Director and Susana Gomez as a Director of the Registrant, respectively.

      Thereafter, on January 31, 2008, Robert Woods resigned as an officer and he and Susana Gomez resigned as Directors of the Registrant.

      The biography of Engin Yesil is as follows:

      Mr. Yesil is 45 years old and has served as president and founder of a wide range of successful businesses. He founded his first business, Lens Express in 1986 and after successful operations, the Company was sold as the world's largest contact lens replacement service, which later became part of 1-800-CONTACS. In 1996, Mr. Yesil founded U.S.-based Core Development Holdings Corp., a real estate company of which he serves as President. Since July, 2007 Mr. Yesil has served as a Director of SK Realty Ventures, Inc., a publicly owned company in the United States whose shares trade on the Over-The-Counter Bulletin Board.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 5, 2008                  Wilson Creek Mining Corp.
                                        (Registrant)


                                        /s/ Engin Yesil
                                        ----------------------------------------
                                        Engin Yesil, President